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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       OCTOBER 22, 1997
                                                --------------------------------


                          MELAMINE CHEMICALS, INC.
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             (Exact name of registrant as specified in its charter)





       DELAWARE                      0-16032                     64-0475913
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(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)



       HIGHWAY 18 WEST
DONALDSONVILLE, LOUISIANA                                          70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                          (ZIP CODE)




Registrant's telephone number, including area code      (504) 473-3121
                                                  ------------------------------

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ITEM 5.  OTHER EVENTS

    On October 22, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    Exhibits.

    99.  Press release dated October 22, 1997.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   MELAMINE CHEMICALS, INC.



Date:  October 22, 1997                            /s/ Wayne D. DeLeo
                                                   -----------------------------
                                                   Wayne D. DeLeo
                                                   Vice President & Chief
                                                     Financial Officer
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                               INDEX TO EXHIBITS


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
Exhibit                                                               Page
   No.                               Exhibit                         Number
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
   99             Press Release dated October 22, 1997                  5